SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 15, 2005

UPFC Auto Receivables Trust 2005-A

(Exact name of registrant as specified in charter)

Delaware	333-119047-09	201402255
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o United Auto Credit Corporation (as Servicer) 3990 Westerly Place, Suite 200 Newport Beach, California	92660
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (949) 224-1244

This filing relates to Registration Statement No. 333-119047-09

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The Commission declared effective a Registration Statement on Form S-3 (File No. 333-119047) under the Securities Act of 1933 as amended (the “Securities Act’’) on September 23, 2004, providing for the issuance by Ace Securities Corp. (“Originator”) of several series of asset-backed securities through a series of trusts to be originated by the Originator. The UPFC Auto Receivables Trust 2005-A (the “Trust”) is one of the trusts to be so originated and the Trust issued the following securities, consisting of Automobile Receivables Backed Notes in three classes, pursuant to a prospectus dated as of April 4, 2005 consisting of a prospectus supplement and base prospectus (the “Prospectus”):

$33,000,000 3.122%	Class A-1 Notes
$80,000,000 3.85%	Class A-2 Notes
$82,000,000 4.34%	Class A-3 Notes

The Class A-1 Notes, Class A-2 Notes, and Class A-3 Notes (the “Notes”) were issued by the Trust on April 14, 2005. The Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form. As more fully described in the Prospectus, the assets of the Trust include (i) a pool of “sub-prime” retail installment contracts secured by liens on new and pre-owned automobiles and light trucks (“Receivables”) and (ii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom. The Trust did not issue any certificates representing ownership interests in the assets of the Trust pursuant to the Prospectus, but did issue certificates to UPFC Auto Receivables Corp. The certificates issued to UPFC Auto Receivables Corp. are not registered pursuant to the Registration Statement, as amended.

Pursuant to the Sale and Servicing Agreement (“Agreement”) entered into by and among the Trust, United Auto Credit Corporation (the “Servicer”), Deutsche Bank Trust Company Americas (“Trust Collateral Agent”), CenterOne Financial Services LLC and the Originator of the Trust, the Trust Collateral Agent is required to deliver to each Noteholder with respect to each monthly distribution to holders of the Notes a Servicer’s certificate regarding the assets of the Trust and the proceeds received by it therefrom as to the monthly reporting period preceding each Distribution Date (the “Servicer’s Certificate”). A copy of the Servicer’s Certificate with respect to the June 15, 2005 Distribution Date is filed herewith as Exhibit 20.1 and is incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Receivables and other funds received in the amount of $9,724,248.35 were invested by the Trust Collateral Agent during the Collection Period with respect to the current Distribution Date, $618,777.98 and $8,500,190.88 were distributed to the holders of the Notes as payments of interests and principal on the Notes, respectively, and the balance was distributed in accordance with the Agreement on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Receivables Trust 2005-A

By:	United Auto Credit Corporation
as Servicer

Date: June 16, 2005

/s/ GARLAND KOCH
Garland Koch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
20.1	Servicer’s Certificate as to the June 15, 2005 Distribution	—